UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under § 240.14a-12

ETHAN ALLEN INTERIORS INC.
(Name of Registrant as Specified In Its Charter)

DGB Investment, Inc.

Douglas Bergeron Qualified Personal Residence Trust

Bergeron Nieces and Nephews Trust

DOUGLAS G. BERGERON

Anna Brockway

Kristine E. Miller

Stephen Oblak

Stefanie Tsen Ward

Jennifer m. harrison

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

DGB Investment, Inc. (“DGB Investment”), Douglas G. Bergeron and the other participants named herein (collectively, “DGB”) have filed a definitive proxy statement and accompanying WHITE universal proxy card with the Securities and Exchange Commission to be used to solicit votes for the election of its slate of highly qualified director nominees at the 2026 annual meeting of stockholders of Ethan Allen Interiors Inc., a Delaware corporation.

Item 1: On the evening of October 26, 2026, DGB issued the following press release:

All Three Leading Independent Proxy Advisory Firms Agree Leadership Change Is Desperately Needed at Ethan Allen

ISS Joins Glass Lewis and Egan-Jones in Recommending the Removal of Chairman and CEO Farooq Kathwari and Lead Independent Director David Sable, Citing Concerns About the Incumbent Board’s Independence and Deference to Mr. Kathwari

Despite These Findings and Persistent Share Price and Operating Underperformance, ISS’ Recommendation Would Leave Three Incumbent Directors in Control of the Board Tasked with Overseeing Ethan Allen’s Next Chapter

Mr. Bergeron Urges Shareholders to Vote the WHITE Proxy Card “FOR” ALL Five of His Nominees

PARK CITY, Utah--(BUSINESS WIRE)--Doug Bergeron, a significant shareholder of Ethan Allen Interiors Inc. (“Ethan Allen” or the “Company”) (NYSE: ETD) with beneficial ownership, collectively with his affiliates and associates, of approximately 5.2% of Ethan Allen’s outstanding common stock, today announced that leading independent proxy advisory firm Institutional Shareholder Services Inc. (“ISS”) has joined Glass, Lewis & Co. (“Glass Lewis”) and Egan-Jones Proxy Services (“Egan-Jones”) in recognizing the need for immediate, meaningful change to Ethan Allen’s Board of Directors (the “Board”) at the Company’s 2026 Annual Meeting of Stockholders (the “Annual Meeting”) on November 4, 2026.

Mr. Bergeron commented, “All three leading proxy advisory firms have recommended removing Chairman and CEO Farooq Kathwari and lead independent director David Sable – a powerful repudiation of the leadership and governance structure that has presided over years of underperformance, failed to hold management accountable, and left Ethan Allen ill-prepared for its most consequential leadership transition as a public company.

“Replacing just two directors, however, is not enough to address the extensive failures identified by ISS. Meaningful change cannot be achieved if the directors responsible for these failures retain majority control. ISS’ recommended outcome would leave three incumbent directors in control of the five-member Board, preserving the very leadership that abetted Mr. Kathwari’s failed strategy and willfully participated in the consequential governance failures identified by all three proxy advisories. In short, these directors bear responsibility for Ethan Allen’s decline and have failed to fulfill their fiduciary responsibilities.

“Worse yet, two of the directors who would remain in their seats under ISS’ recommendation, Maria Eugenia Casar and Cynthia Ekberg Tsai, chair the Board’s Audit Committee and Corporate Governance, Nominations and Sustainability Committee, respectively. The third, Tara Stacom, also serves on the Corporate Governance, Nominations and Sustainability Committee and joined the Board during the 2015 proxy contest, purportedly to help address the Company’s longstanding underperformance.

“In other words, these are the individuals who approved Ethan Allen’s rash $3.00 per share special cash dividend over the course of a weekend – draining funds that could have been reinvested in growth. They also willfully decided to hide the ball from shareholders by withholding first quarter financial results until after the 2026 Annual Meeting and failed to undertake meaningful, proactive succession planning until faced with a contested election. ISS has questioned whether shareholders can trust this Board, and we agree. We do not see how Ethan Allen can deliver improved performance while the same incumbent directors remain in control. That is why we are asking shareholders to give us a mandate to effect this change by voting for all five of our nominees.

“Our slate of five highly qualified director nominees has a singular objective: to restore profitable growth and create enduring value for Ethan Allen shareholders. Together, they bring the complementary leadership, operational, retail and digital expertise necessary to revitalize this iconic American brand, oversee a truly independent CEO search and execute a credible plan for the future. The choice on November 4 is not between continuity and disruption. It is between perpetuating the failures of the past and electing a Board with the experience, independence and conviction to renew Ethan Allen and deliver the lasting value shareholders deserve.”

In commenting on Ethan Allen’s prolonged underperformance, deteriorating operating results and failure to adapt its strategy to an evolving industry, ISS stated:*

•	“ETD has generally underperformed both its peer group and broader market benchmarks across important measurement periods, including since the 2015 proxy contest. The company's occasional periods of relative outperformance could be considered a bright spot, but the overall trends raise questions regarding the effectiveness of the company's strategy in delivering sustained shareholder value creation.”

•	“…achievements have been accompanied by revenue contraction, margin compression, and multiple deterioration. This suggests that ETD has struggled to translate financial discipline into sustained operating momentum, competitive growth, and shareholder returns comparable to those achieved by peers.”

•	“As the company has struggled on these fronts, the industry has increasingly moved from the physical world to the digital realm at a faster rate. It is difficult to interpret this as only a coincidence. Ultimately, Kathwari owns this strategy, and it is important that the next CEO have a more receptive attitude to the evolving realities of the business environment.”

In criticizing the incumbent Board’s failure to hold management accountable, inadequate CEO succession planning, deference to Mr. Kathwari and troubling lack of transparency, ISS stated:*

•	“Despite these ongoing challenges, there is little evidence that the board was willing to acknowledge and address concerns before the dissident launched its campaign.”

•	“The extent to which the board has adequately prepared for a future without Kathwari is a central issue in this contest. The record suggests succession planning has been reactive rather than proactive. The board's willingness to shield Kathwari became evident during discussions with ISS, when basic questions were filibustered, redirected, or met with resistance.”

•	“During engagement with ISS, discussions regarding the company's competitive position revealed little evidence that incumbent directors have independent views on key matters.”

•	“Moreover, the board's approach to this contest has featured tactics of diversion and obfuscation. These are damaging, in that they compromise the ability of shareholders to trust the board, particularly on important matters like a CEO succession.”

•	“This attempt to focus shareholders on the timing of the [release date for its fiscal first quarter 2027 results], rather than on the timing of the report itself (which will take place later than the company's established practice), is consistent with other transparent attempts to redirect the narrative. Shareholders expect better from their elected representatives.”

Additional materials related to Mr. Bergeron’s campaign, including video interviews with his five director candidates, may be found at www.EthanAllenGrowth.com. Shareholders are encouraged to follow the campaign’s LinkedIn and X pages to stay informed in real time.

PROTECT YOUR INVESTMENT. RENEW AN AMERICAN ICON. VOTE FOR ALL FIVE DGB NOMINEES ON THE WHITE UNIVERSAL PROXY CARD TODAY

Shareholders with questions on how to vote their shares may visit www.EthanAllenGrowth.com/How-To-Vote.

*DGB has neither sought nor obtained the consent of ISS to use previously published information in this press release.

ADDITIONAL INFORMATION

DGB Investment, Inc. and Douglas G. Bergeron, together with the other participants in their solicitation (collectively, “DGB”), have filed a definitive proxy statement and accompanying WHITE universal proxy card with the Securities and Exchange Commission (“SEC”) to be used to solicit proxies with respect to the election of DGB’s slate of highly qualified director candidates and the other proposals to be presented at the 2026 annual meeting of stockholders (the “Annual Meeting”) of Ethan Allen Interiors Inc., a Delaware corporation (the “Company”). Stockholders are advised to read the proxy statement and any other documents related to the solicitation of stockholders of the Company in connection with the Annual Meeting because they contain important information, including information relating to the participants in DGB’s proxy solicitation. These materials and other materials filed by DGB with the SEC in connection with the solicitation of proxies are available at no charge on the SEC’s website at http://www.sec.gov. The definitive proxy statement and other relevant documents filed by DGB with the SEC are also available, without charge, by directing a request to DGB’s proxy solicitor, Okapi Partners LLC, at its toll-free number (877) 285-5990 or via email at info@okapipartners.com.

Contacts

Media Contact:
DGB@gasthalter.com

Investor Contact:
Bruce Goldfarb / Chuck Garske
Okapi Partners
(877) 285-5990
info@okapipartners.com

Item 2: Also on the evening of October 26, 2026, DGB sent an email to subscribers of www.EthanAllenGrowth.com, which is included below:

All Three Leading Independent Proxy Advisory Firms Agree Leadership Change Is Desperately Needed at Ethan Allen

ISS Joins Glass Lewis and Egan-Jones in Recommending the Removal of Chairman and CEO Farooq Kathwari and Lead Independent Director David Sable, Citing Concerns About the Incumbent Board’s Independence and Deference to Mr. Kathwari

Despite These Findings and Persistent Share Price and Operating Underperformance, ISS’ Recommendation Would Leave Three Incumbent Directors in Control of the Board Tasked with Overseeing Ethan Allen’s Next Chapter

Mr. Bergeron Urges Shareholders to Vote the WHITE Proxy Card “FOR” ALL Five of His Nominees

PARK CITY, Utah--(BUSINESS WIRE)--Doug Bergeron, a significant shareholder of Ethan Allen Interiors Inc. (“Ethan Allen” or the “Company”) (NYSE: ETD) with beneficial ownership, collectively with his affiliates and associates, of approximately 5.2% of Ethan Allen’s outstanding common stock, today announced that leading independent proxy advisory firm Institutional Shareholder Services Inc. (“ISS”) has joined Glass, Lewis & Co. (“Glass Lewis”) and Egan-Jones Proxy Services (“Egan-Jones”) in recognizing the need for immediate, meaningful change to Ethan Allen’s Board of Directors (the “Board”) at the Company’s 2026 Annual Meeting of Stockholders (the “Annual Meeting”) on November 4, 2026.

Mr. Bergeron commented, “All three leading proxy advisory firms have recommended removing Chairman and CEO Farooq Kathwari and lead independent director David Sable – a powerful repudiation of the leadership and governance structure that has presided over years of underperformance, failed to hold management accountable, and left Ethan Allen ill-prepared for its most consequential leadership transition as a public company.

“Replacing just two directors, however, is not enough to address the extensive failures identified by ISS. Meaningful change cannot be achieved if the directors responsible for these failures retain majority control. ISS’ recommended outcome would leave three incumbent directors in control of the five-member Board, preserving the very leadership that abetted Mr. Kathwari’s failed strategy and willfully participated in the consequential governance failures identified by all three proxy advisories. In short, these directors bear responsibility for Ethan Allen’s decline and have failed to fulfill their fiduciary responsibilities.

“Worse yet, two of the directors who would remain in their seats under ISS’ recommendation, Maria Eugenia Casar and Cynthia Ekberg Tsai, chair the Board’s Audit Committee and Corporate Governance, Nominations and Sustainability Committee, respectively. The third, Tara Stacom, also serves on the Corporate Governance, Nominations and Sustainability Committee and joined the Board during the 2015 proxy contest, purportedly to help address the Company’s longstanding underperformance.

“In other words, these are the individuals who approved Ethan Allen’s rash $3.00 per share special cash dividend over the course of a weekend – draining funds that could have been reinvested in growth. They also willfully decided to hide the ball from shareholders by withholding first quarter financial results until after the 2026 Annual Meeting and failed to undertake meaningful, proactive succession planning until faced with a contested election. ISS has questioned whether shareholders can trust this Board, and we agree. We do not see how Ethan Allen can deliver improved performance while the same incumbent directors remain in control. That is why we are asking shareholders to give us a mandate to effect this change by voting for all five of our nominees.

“Our slate of five highly qualified director nominees has a singular objective: to restore profitable growth and create enduring value for Ethan Allen shareholders. Together, they bring the complementary leadership, operational, retail and digital expertise necessary to revitalize this iconic American brand, oversee a truly independent CEO search and execute a credible plan for the future. The choice on November 4 is not between continuity and disruption. It is between perpetuating the failures of the past and electing a Board with the experience, independence and conviction to renew Ethan Allen and deliver the lasting value shareholders deserve.”

In commenting on Ethan Allen’s prolonged underperformance, deteriorating operating results and failure to adapt its strategy to an evolving industry, ISS stated:*

•	“ETD has generally underperformed both its peer group and broader market benchmarks across important measurement periods, including since the 2015 proxy contest. The company's occasional periods of relative outperformance could be considered a bright spot, but the overall trends raise questions regarding the effectiveness of the company's strategy in delivering sustained shareholder value creation.”

•	“…achievements have been accompanied by revenue contraction, margin compression, and multiple deterioration. This suggests that ETD has struggled to translate financial discipline into sustained operating momentum, competitive growth, and shareholder returns comparable to those achieved by peers.”

•	“As the company has struggled on these fronts, the industry has increasingly moved from the physical world to the digital realm at a faster rate. It is difficult to interpret this as only a coincidence. Ultimately, Kathwari owns this strategy, and it is important that the next CEO have a more receptive attitude to the evolving realities of the business environment.”

In criticizing the incumbent Board’s failure to hold management accountable, inadequate CEO succession planning, deference to Mr. Kathwari and troubling lack of transparency, ISS stated:*

•	“Despite these ongoing challenges, there is little evidence that the board was willing to acknowledge and address concerns before the dissident launched its campaign.”

•	“The extent to which the board has adequately prepared for a future without Kathwari is a central issue in this contest. The record suggests succession planning has been reactive rather than proactive. The board's willingness to shield Kathwari became evident during discussions with ISS, when basic questions were filibustered, redirected, or met with resistance.”

•	“During engagement with ISS, discussions regarding the company's competitive position revealed little evidence that incumbent directors have independent views on key matters.”

•	“Moreover, the board's approach to this contest has featured tactics of diversion and obfuscation. These are damaging, in that they compromise the ability of shareholders to trust the board, particularly on important matters like a CEO succession.”

•	“This attempt to focus shareholders on the timing of the [release date for its fiscal first quarter 2027 results], rather than on the timing of the report itself (which will take place later than the company's established practice), is consistent with other transparent attempts to redirect the narrative. Shareholders expect better from their elected representatives.”

Additional materials related to Mr. Bergeron’s campaign, including video interviews with his five director candidates, may be found at www.EthanAllenGrowth.com. Shareholders are encouraged to follow the campaign’s LinkedIn and X pages to stay informed in real time.

PROTECT YOUR INVESTMENT. RENEW AN AMERICAN ICON. VOTE FOR ALL FIVE DGB NOMINEES ON THE WHITE UNIVERSAL PROXY CARD TODAY

Shareholders with questions on how to vote their shares may visit www.EthanAllenGrowth.com/How-To-Vote.

*DGB has neither sought nor obtained the consent of ISS to use previously published information in this press release.

ADDITIONAL INFORMATION

DGB Investment, Inc. and Douglas G. Bergeron, together with the other participants in their solicitation (collectively, “DGB”), have filed a definitive proxy statement and accompanying WHITE universal proxy card with the Securities and Exchange Commission (“SEC”) to be used to solicit proxies with respect to the election of DGB’s slate of highly qualified director candidates and the other proposals to be presented at the 2026 annual meeting of stockholders (the “Annual Meeting”) of Ethan Allen Interiors Inc., a Delaware corporation (the “Company”). Stockholders are advised to read the proxy statement and any other documents related to the solicitation of stockholders of the Company in connection with the Annual Meeting because they contain important information, including information relating to the participants in DGB’s proxy solicitation. These materials and other materials filed by DGB with the SEC in connection with the solicitation of proxies are available at no charge on the SEC’s website at http://www.sec.gov. The definitive proxy statement and other relevant documents filed by DGB with the SEC are also available, without charge, by directing a request to DGB’s proxy solicitor, Okapi Partners LLC, at its toll-free number (877) 285-5990 or via email at info@okapipartners.com.

Contacts

Media Contact:
DGB@gasthalter.com

Investor Contact:
Bruce Goldfarb / Chuck Garske
Okapi Partners
(877) 285-5990
info@okapipartners.com

Item 3: On October 27, 2026, DGB posted the following materials on LinkedIn and X.com:

Item 4: Also on October 27, 2026, DGB posted the following material to www.EthanAllenGrowth.com: